SUB-ITEM 77Q1(g) - Corbin Fund


Reference is made to the definitive Information Statement filed on behalf of the GAI Aurora Opportunities Fund, LLC, with the SEC on Form DEF 14C on May 23, 2016 (SEC Accession No.
0000898432-16-002336).